                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549



                                    Form 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 20, 1997


                                   AT&T Corp.


A New York                       Commission File                 I.R.S. Employer
Corporation                        No. 1-1105                    No. 13-4924710


            32 Avenue of the Americas, New York, New York 10013-2412

                         Telephone Number (212) 387-5400

Form 8-K                                                              AT&T Corp.

Item 5. Acquisition or Disposition of Assets

On October 20, 1997, AT&T Corp. ("AT&T" or the "Company") announced its plans to sell AT&T Universal Card Services ("UCS"). Although a sale agreement has not been reached, a sale is targeted to be completed by mid-1998. UCS represents substantially all of AT&T's financial services segment.

     Pursuant to Accounting Principles Board Opinion No. 30 "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" ("APB 30"), the Consolidated Financial Statements of AT&T have been restated to reflect the decision to dispose of UCS. Accordingly, the revenues, costs and expenses, and assets and liabilities of UCS have been excluded from the respective captions in the Consolidated Statements of Income and Consolidated Balance Sheet. The net operating results of this entity has been reported, net of applicable income taxes, as "Income from discontinued operations" and the net assets of this entity have been reported as "Net assets of discontinued operations". Intercompany transactions associated with AT&T entering into financing arrangements on behalf UCS to fund its operations, which were previously eliminated in consolidation, are now reflected in the financial statements. In addition, certain reclassifications have been made to the consolidated results for continuing operations to conform to the current presentation.

     The Company's Consolidated Statements of Income for the year ended December 31, 1996 and the six months ended June 30, 1997 and Consolidated Balance Sheet at June 30, 1997 presented in accordance with APB 30 follow.

Form 8-K                                                              AT&T Corp.
                              FINANCIAL INFORMATION
                        CONSOLIDATED STATEMENTS OF INCOME
                 (Dollars in Millions Except Per Share Amounts)
                                   (Unaudited)

                                               For the Six     For the
                                               Months Ended    Year Ended
                                               June 30,        December 31,
                                                 1997              1996

Revenues...................................   $25,487           $50,546

Operating Expenses
Access and other interconnection...........     8,489            16,332
Network and other communications services..     4,623             7,918
Depreciation and amortization..............     1,841             2,740
Selling, general and administrative........     7,384            14,793
  Total Operating Expenses.................    22,337            41,783

Operating income...........................     3,150             8,763
Other income - net.........................       224               390
Interest expense...........................       108               343
Income from continuing operations before
  income taxes.............................     3,266             8,810
Provision for income taxes.................     1,250             3,237
Income from continuing operations..........     2,016             5,573

Discontinued operations:
Income from discontinued operations
  (net of taxes of $43
   and ($353), respectively)...............        69               173
Gain on sale of discontinued operation
  (net of taxes of $138) ..................       -                 162

Net income.................................     2,085             5,908

Weighted average common shares and
 common share equivalents (millions).......     1,628             1,616

Per common share:
Income from continuing operations..........   $  1.24           $  3.45
Income from discontinued operations........      0.04               .11
Gain on sale of discontinued operation.....       -                 .10
Net income.................................   $  1.28           $  3.66

Form 8-K                                                              AT&T Corp.

                           CONSOLIDATED BALANCE SHEET
                  (Dollars in Millions Except Per Share Amount)
                                   (Unaudited)

                                            June 30,
                                               1997
ASSETS
Cash and cash equivalents ..............    $    22

Receivables less allowances of $987.....
     Accounts receivable....................  8,617
     Other receivables..................      4,720

Deferred income taxes...................      1,311

Other current assets....................        487

Total current assets....................     15,157

Property, plant and equipment, net of
  accumulated depreciation of $20,755...     19,928

Licensing costs, net of accumulated
  amortization of $989..................      8,397

Investments.............................      4,015

Long-term receivables...................      1,352

Prepaid pension costs...................      2,066

Other assets............................      2,572

Net assets of discontinued operations...      1,567

TOTAL ASSETS............................    $55,054

                                    (CONT'D)

Form 8-K                                                              AT&T Corp.

                  (Dollars in Millions Except Per Share Amount)
                                   (Unaudited)


                                            June 30,
                                               1997
LIABILITIES
Accounts payable.......................     $ 5,666
Payroll and benefit-related
  liabilities..........................       2,026
Debt maturing within one year..........       3,231
Dividends payable......................         538
Other current liabilities..............       3,694

Total current liabilities..............      15,155

Long-term debt.........................       7,216
Long-term benefit-related liabilities..       3,074
Deferred income taxes..................       5,074
Other long-term liabilities and
  deferred credits.....................       3,227

Total liabilities .....................      33,746

SHAREOWNERS' EQUITY
Common stock - par value $1 per share..       1,625
  Authorized shares: 2,000,000,000
  Outstanding shares:
  1,625,285,000 at June 30, 1997
Additional paid-in capital.............      15,715
Guaranteed ESOP obligation.............         (84)
Foreign currency translation
  adjustments..........................          22
Retained earnings......................       4,030

Total shareowners' equity..............      21,308

TOTAL LIABILITIES & SHAREOWNERS' EQUITY     $55,054

Form 8-K                                                              AT&T Corp.

                    NOTE TO CONSOLIDATED FINANCIAL STATEMENTS
                              (Dollars in Millions)
                                   (Unaudited)

(a)      Discontinued Operation

Summarized  financial  information  for the  UCS  discontinued  operation  is as follows:
                                    For the Six          For the
                                    Months Ended        Year Ended
                                      June 30,          December 31,
                                         1997               1996

         Revenues                     $   734           $  1,638
         Income before income taxes       105                 56
         Net income                        65           $     35

                                     At June
                                    30, 1997

         Current Assets               $ 5,996
         Total Assets                   6,074
         Current Liabilities*           4,442
         Total Liabilities*             5,098
         Net assets of discontinued
           operation                   $   976


         *Current liabilities include $4,298 million of debt maturing within one year and total liabilities include an additional $652 million of long-term debt both of which are payable to AT&T.

Form 8-K                                                              AT&T Corp.


                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   AT&T Corp.




                                   /s/    M. B. Tart
                                   ------------------------------
                                   By:    M. B. Tart
                                          Vice President and Controller
                                          Principal Accounting Officer)



November 3, 1997